CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 9/30/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,692
Total Outstanding Loan Balance	$1,476,497,374*	Min	Max
Average Loan Current Balance	$191,952	$4,957	$1,021,275
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.16%	4.78%	13.75%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.07%	2.25%	11.10%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	2
% First Liens	97.4%
% Second Liens	2.6%
% Arms	90.1%
% Fixed	9.9%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,500,000,100].

**

Note, for second liens, CLTV is employed in this calculation.

			%	%	%	%				%
	%	WA	LTV	LTV	Full	Owner		%	%	Interest		%	%
FICO	of Pool	LTV	>80	>90	Doc	Occupied	WAC	<$100k	>$500k	Only	WA DTI	DTI>45	Seconds
<= 560	12.5	75.3	24.5	0.3	65.9	98.4	8.06	8.2	5.6	0.4	42.1	45.6	0.0
561 - 580	7.1	80.3	48.7	2.9	65.6	96.3	7.65	10.3	6.8	5.7	41.3	43.4	0.9
581 - 600	11.8	80.8	36.7	4.9	68.4	96.7	7.29	12.4	5.7	16.9	41.4	40.9	2.0
601 >=	68.6	81.7	30.4	8.4	44.8	93.8	6.93	7.1	10.2	39.8	41.6	40.2	3.4
Total:	100.0	80.7	31.7	6.6	51.7	94.9	7.16	8.1	8.9	29.8	41.6	41.2	2.6

*

Note, for second liens, CLTV is employed in this calculation.

			%	%	%	%				%			%	%
	%	WA	FICO	FICO	Full	Owner		%	%	Interest		%	LTV	LTV	%
LTV	of Pool	LTV	<600	<575	Doc	Occupied	WAC	<$100k	>$500k	Only	WA DTI	DTI>45	>80	>90	Seconds
<= 85	77.6	77.5	31.9	19.3	48.7	96.3	6.99	6.3	9.1	33.1	41.7	40.6	12.0	0.0	0.0
86 - 90	15.8	89.6	34.0	15.1	60.9	87.8	7.38	6.0	10.0	20.9	41.2	42.1	100.0	0.0	0.2
91 - 95	2.9	94.5	15.3	4.4	60.8	90.9	7.88	10.6	6.9	18.8	42.2	47.9	100.0	100.0	5.5
96 - 100	3.7	99.9	8.3	0.4	69.3	99.3	9.40	52.4	0.9	6.5	41.5	45.0	100.0	100.0	65.8
Total:	100.0	80.7	30.8	17.5	51.7	94.9	7.16	8.1	8.9	29.8	41.6	41.2	31.7	6.6	2.6

*

Note, for second liens, CLTV is employed in this calculation.

			%	%	%	%				%			%	%
	%	WA	FICO	FICO	Full	Owner		%	%	Interest		%	LTV	LTV	%
DTI	of Pool	LTV	<600	<575	Doc	Occupied	WAC	<$100k	>$500k	Only	WA DTI	DTI>45	>80	>90	Seconds
<= 40	35.4	80.2	31.5	17.5	53.0	93.7	7.19	10.7	7.3	26.8	32.6	0.0	32.7	6.0	2.4
41 - 45	23.3	80.9	27.0	14.9	45.3	96.1	7.13	7.0	9.3	36.0	42.8	0.0	27.9	6.0	2.8
46 - 50	33.4	81.5	28.7	16.0	50.7	96.0	7.17	7.0	10.4	34.0	47.7	100.0	32.8	8.4	3.3
51 >=	7.8	79.1	48.1	31.3	69.3	92.4	7.13	4.4	8.0	6.4	52.7	100.0	33.7	3.1	0.5
Total:	100.0	80.7	30.8	17.5	51.7	94.9	7.16	8.1	8.9	29.8	41.6	41.2	31.7	6.6	2.6

*

Note, for second liens, CLTV is employed in this calculation.

			%	%	%	%				%			%	%
	%	WA	FICO	FICO	Full	Owner		%	%	Interest		%	LTV	LTV	%
Occupancy Type	of Pool	LTV	<600	<575	Doc	Occupied	WAC	<$100k	>$500k	Only	WA DTI	DTI>45	>80	>90	Seconds
Non Owner Occupied	5.1	82.4	16.7	8.1	50.6	0.0	7.54	11.1	10.9	14.0	39.7	38.1	54.5	5.7	0.8
Owner Occupied	94.9	80.6	31.6	18.0	51.8	100.0	7.14	7.9	8.8	30.6	41.7	41.4	30.5	6.6	2.7
Total:	100.0	80.7	30.8	17.5	51.7	94.9	7.16	8.1	8.9	29.8	41.6	41.2	31.7	6.6	2.6

*

Note, for second liens, CLTV is employed in this calculation.

			%	%	%	%				%			%	%
	%	WA	FICO	FICO	Full	Owner		%	%	Interest		%	LTV	LTV	%
Stated Doc	of Pool	LTV	<600	<575	Doc	Occupied	WAC	<$100k	>$500k	Only	WA DTI	DTI>45	>80	>90	Seconds
Not Stated Doc	71.4	81.5	33.2	18.4	72.5	95.1	7.10	9.8	8.6	30.1	41.6	42.5	33.9	7.6	3.0
Stated Doc	28.6	78.8	25.0	15.1	0.0	94.4	7.31	3.9	9.7	28.8	41.7	38.1	26.2	3.9	1.7
Total:	100.0	80.7	30.8	17.5	51.7	94.9	7.16	8.1	8.9	29.8	41.6	41.2	31.7	6.6	2.6

*

Note, for second liens, CLTV is employed in this calculation.

			%	%	%	%				%			%	%
	%	WA	FICO	FICO	Full	Owner		%	%	Interest		%	LTV	LTV	%
Others: <$100k	of Pool	LTV	<600	<575	Doc	Occupied	WAC	<$100k	>$500k	Only	WA DTI	DTI>45	>80	>90	Seconds
SCHED_BAL <$100k	8.1	84.1	38.6	18.3	71.2	93.0	8.27	100.0	0.0	2.7	39.1	33.0	46.7	27.7	24.0
SCHED_BAL >=$100k	91.9	80.4	30.1	17.4	50.0	95.1	7.07	0.0	9.7	32.1	41.9	42.0	30.4	4.7	0.8
Total:	100.0	80.7	30.8	17.5	51.7	94.9	7.16	8.1	8.9	29.8	41.6	41.2	31.7	6.6	2.6

*

Note, for second liens, CLTV is employed in this calculation.

			%	%	%	%				%			%	%
	%	WA	FICO	FICO	Full	Owner		%	%	Interest		%	LTV	LTV	%
Interest Only	of Pool	LTV	<600	<575	Doc	Occupied	WAC	<$100k	>$500k	Only	WA DTI	DTI>45	>80	>90	Seconds
N	70.2	80.7	40.5	24.5	54.2	93.8	7.37	11.2	7.3	0.0	41.5	41.8	36.7	8.2	3.8
Y	29.8	80.6	8.1	0.9	46.0	97.6	6.67	0.7	12.5	100.0	42.0	39.9	20.0	2.6	0.0
Total:	100.0	80.7	30.8	17.5	51.7	94.9	7.16	8.1	8.9	29.8	41.6	41.2	31.7	6.6	2.6

*

Note, for second liens, CLTV is employed in this calculation.

			%	%	%	%				%			%	%
	%	WA	FICO	FICO	Full	Owner		%	%	Interest		%	LTV	LTV	%
IO Type	of Pool	LTV	<600	<575	Doc	Occupied	WAC	<$100k	>$500k	Only	WA DTI	DTI>45	>80	>90	Seconds
0	70.2	80.7	40.5	24.5	54.2	93.8	7.37	11.2	7.3	0.0	41.5	41.8	36.7	8.2	3.8
12	0.0	80.0	0.0	0.0	0.0	100.0	6.68	0.0	0.0	100.0	48.3	100.0	0.0	0.0	0.0
24	1.6	80.6	11.8	0.0	49.1	99.3	6.66	0.6	10.1	100.0	42.4	43.0	20.2	4.9	0.0
36	0.1	78.3	10.0	0.0	44.4	100.0	6.82	8.2	0.0	100.0	40.4	32.1	12.1	0.0	0.0
60	27.1	80.6	8.0	1.0	45.3	98.2	6.66	0.7	12.9	100.0	42.0	39.6	19.8	2.4	0.0
84	0.1	80.0	0.0	0.0	100.0	100.0	6.61	0.0	0.0	100.0	49.5	100.0	0.0	0.0	0.0
120	0.9	82.7	3.4	0.0	58.5	77.3	7.03	0.7	8.6	100.0	40.3	37.6	29.8	7.6	0.0
Total:	100.0	80.7	30.8	17.5	51.7	94.9	7.16	8.1	8.9	29.8	41.6	41.2	31.7	6.6	2.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%			%
	Loan	Principal	Principal			WA	WA
Top 10 Cities	Count	Balance	Balance	GWAC	Remaining Term	OLTV*	FICO
LAS VEGAS	140	29016700	2.0	7.22	356	81.1	630
MIAMI	119	22744642	1.5	7.49	356	81.9	637
LOS ANGELES	68	22484046	1.5	7.07	358	78.0	624
CHICAGO	88	19273109	1.3	7.16	357	80.4	646
SACRAMENTO	59	14896380	1.0	6.84	357	79.3	640
PHOENIX	95	14872523	1.0	7.09	357	80.5	624
SAN JOSE	31	12756191	0.9	7.27	358	78.6	632
CAPE CORAL	48	11460494	0.8	7.39	358	81.1	638
BROOKLYN	28	10892281	0.7	7.12	357	80.4	630
STOCKTON	41	10537000	0.7	6.92	358	80.4	618
Other	6,975	1307564008	88.6	7.16	357	80.8	626
Total:	7,692	1476497374	100.0	7.16	357	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

Portfolio Summary
% LTV>90,Stated, IO, FICO<600 or NotOwnerOcc	0.0
Max LTV for Stated Doc	100.0
Min FICO for Stated Doc	500
Min FICO for LTV>90	547
Max Seasoning	51

*

Note, for second liens, CLTV is employed in this calculation.